Exhibit 99.2

Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, we consider adjusted net income and adjusted earnings per share as non-GAAP financial measures that are not prepared in accordance with U.S. GAAP. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries by eliminating the impact of certain non-cash charges. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance. We define adjusted net income as net income adjusted to exclude restructuring charges, mark-to-market adjustments to reflect the effect of mark-to-market changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, loss from held for sale measurement, accelerated depreciation derived from repowering of wind farms, income from release of collateral, impact of the Tax Act and adjustments for the non-core Gas storage business. Legal Notice We believe adjusted net income is more useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results. The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also define adjusted earnings per share, or adjusted EPS, as adjusted net income converted to an earnings per share amount. The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP.

Legal Notice Investors@AVANGRID.com FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s,)” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),”“assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on our business, results of operations or financial condition. Such statements are based upon the current reasonable beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on form 10-Q for the three months ended March 31, 2018, which are on file with the U.S. Securities and Exchange Commission (SEC) and available on our investor relations website at www.Avangrid.com and on the SEC website at www.sec.gov. Additional information will also be set forth in subsequent filings with the SEC. You should consider these factors carefully in evaluating for-ward looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About AVANGRID: AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $33 billion in assets and operations in 24 U.S. states. With headquarters in Orange, Connecticut, AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving more than 3.2 million customers in New York and New England. Avangrid Renewables owns and operates a portfolio of renewable energy generation facilities in the United States. AVANGRID employs approximately 6,500 people. AVANGRID supports the U.N.’s Sustainable Development Goals and was named among the World’s Most Ethical Companies in 2019 by the Ethisphere Institute. For more information, visit www.avangrid.com.

2Q 2019 Highlights James Torgerson

Summary

2Q ’19 & 1H ’19 Results

2Q ’19 Net Income	$110M	$0.36	1H ’19 Net Income	$327M	$1.06
2Q ’19 Adjusted Net Income(1)	$101M	$0.33	1H ’19 Adjusted Net Income(1)	$319M	$1.03

Quarterly Highlights

- NECEC project → Received Massachusetts DPU approval of contracts
- NY Rate Cases filed in May → Includes requests for resiliency & deferral of staging costs
- ~763 MW Renewables assets under construction → Patriot Wind 226 MW purchased at COD in June
- Vineyard Wind(2) project
  - → BOEM delays FEIS
  - → Received Massachusetts Energy Facility Siting Board (EFSB) approval
  - → Received Regional Development Review Permits
  - → Secured >80% of supply chain
- Wind PPAs → NEW: La Joya II (140 MW)
- Forward 2020+ initiatives → Various initiatives being implemented (e.g. completed tax outsourcing & improvements to Renewables fleet availability)
- Financing updates → Issued $750M Green Bond in May

3rd quarter dividend of $0.44/share declared by the Board on July 16, 2019, payable October 1, 2019

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) AVANGRID’s 50/50 partnership with Copenhagen Infrastructure Partners (CIP).

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019 5

Adjusted EPS excludes: Renewables MtM in ’18 & ’19 Accelerated depreciation from repowering in ’19 Restructuring charges in ’19 Gas storage & transportation businesses in ’18 Tax Act adjustments in ’18 Income from release of collateral in ’18 Amounts may not add due to rounding. See Appendix for reconciliation of adjusted EPS to EPS. Key Drivers Earnings Results + Rate increases - Depreciation of new assets in service - Non-deferrable minor storms & staging costs - Lower wind (primarily 1Q) + Thermal & trading - Pricing - PTCs 1H ’18 1H ’19 1H Adjusted EPS(1) 1H ’18 1H ’19 1H EPS 2Q ’18 2Q ’19 Quarterly Adjusted EPS(1) 2Q ’18 2Q ’19 Quarterly EPS

Lowering the top end of the range to reflect: Networks: Minor storms, staging costs, & expected resolution of 2018 storm proceeding in NY Renewables: Wind resource & weather-related construction delays Partially offset by expected benefits from Forward 2020+ mid-period assessment Earnings Guidance Revising ’19 Outlook EPS $2.18 - $2.28 Adjusted EPS(1) $2.25 - $2.35 Key Risks & Opportunities + Best practices & operating efficiencies +/- Wind production - Weather, including minor storms & staging - FERC ROE decision +/- Sales/partnerships of renewable projects +/- COD for wind projects See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.

Networks Regulatory Update

Utility (% Rate Base)	UPDATE
NYSEG (27%) RGE (19%)	• **Filed 1-yr rate case for NYSEG (E), NYSEG (G), RGE (E) and RGE (G) on 5/20** ○ Addresses **staging costs & minor storms** ○ Addresses **Resiliency plan** including enhanced vegetation management - full cycle distribution vegetation management program requested at NYSEG ○ 11-month process with final decision & new rates expected by April '20

Highlights of Filing

Description of Requests	2019 Rate Filing
Term	1 Yr. Rate Filing (April 20, 2020 – April 19, 2021); Suggested Settlement Discussions for potential 3 Yr Rate Plan (May 2020 – April 2023)
Rate Increases (Delivery / Overall)	NYSEG-E: 20.4% / 10.4% NYSE-G: 3.0% / 1.4% RGE-E: 7.0% / 4.1% RGE-G: 3.3% / 1.4%
ROE / Equity	9.50% ROE / 50% Equity
Earnings Sharing (customer / shareholder)	None requested in 1 yr rate case filing. Only applicable in 3 Yr. Rate Plan
Rate Base for RY 4/20 – 3/21	$5.1B
Enhancements to Storm Cost Treatment (lower deferral thresholds, deferral of staging costs over $250K (unlimited events)), 5- year vegetation management trim cycle (currently NYSEG not on 5 year cycle), $82M resiliency spend, $498M Automated Metering Infrastructure (AMI), Earnings adjustment mechanism (EAM), ongoing decoupling, increased operations staffing for emergency preparedness, safety and reliability metrics	

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019
8

Networks Project Updates 1,200 MW Transmission project delivering Canadian hydro-power $950 million capital cost(1) Project is ON TRACK Expect all ME state permits by year-end ’19 & final project approvals by early ’20 UPDATE: Received approval of contracts from MA DPU in June ’19 UPDATE: Three legislative bills targeting project defeated ME DEP & LUPC, & Army Corps of Engineers approval processes underway, Decisions expected by Late ’19 Expect to begin construction in early ’20 with COD by year-end ’22 Already control 100% of rights of way 73% in existing transmission corridor 27% in industrial forest NECEC Transmission Project Excluding AFUDC.

Renewables Update

Implementing Strategic Plan

- ~763 MW under construction for COD by the end of '19 plus 226 MW Patriot Wind Project purchased at COD June '19
- Executed additional onshore wind contracts for **192 MW** year to date (**not in February 26, 2019 Long Term Outlook**)

Project	~ MW	Counterparty	~COD	
La Joya II	140 MW	Public Service of New Mexico	Late '20	New
Tatanka Expansion	52 MW	Dairyland Power Cooperative	Late '20	

- New PPA reduces merchant: Mountain View III (22 MW) New
- Pipeline ~15.9 GW(1):
  - Onshore Wind ~ 6.0 GW
  - Offshore Wind ~ 5.0 GW
  - Solar ~ 4.9 GW
- Negotiations on various asset sales/partnerships are in process

(1) Includes 2.5 GW (50% ownership) of two Vineyard Wind Leases. Pipeline with 100% of Vineyard Wind Leases is 18.4 GW.

AVANGRID / www.avangrid.com

Results Presentation / Second Quarter / 2019 10

Contracted Renewables Projects ~2,223 MW with Contracts (+223 MW vs Long Term Outlook(1)) ~ 1 GW COD 2019 Lund Hill Solar 150 MW Montague 201 MW La Joya 166 MW Patriot 226 MW Karankawa 307 MW Coyote Ridge 97 MW Otter Creek 158 MW Roaring Brook 78 MW Vineyard Wind 400 MW Mohawk Solar 91 MW Tatanka Ridge 97 MW Tatanka Ridge Ext. 52 MW Bakeoven Solar 60 MW Wind Solar As of February 26, 2019. Offshore Wind COD 2019 COD 2020-22 La Joya II 140 MW

Offshore Wind Project Updates

Vineyard Wind Offshore Wind Project

- **800 MW Offshore Wind project**
  ~ 15 mi south of Martha's Vineyard
- \$2.8B capital cost[(1)]
- Contract pricing benefits significantly from ability to capture ITC (24% for '21 COD)
- Project **UPDATES**:
  - BOEM **delays** Final EIS
  - Received Massachusetts Energy Facility Siting Board **(EFSB) approval** in May
  - Received Regional Development Review Permits
    Cape Cod Commission
    Martha's Vineyard Commission
  - Vineyard Wind pursuing order from MA DEP superseding Edgartown Conservation Commission vote
  - **Secured >80% of supply chain**
    Sif monopile foundations
    Windar transition pieces
    Prysmian offshore cable
    Bladt offshore substation
    MW Vestas 9.5 GW turbines



WTG & Construction Base
Vineyard Haven:
O&M Base

VINEYARD WIND

(1) Plus financing, contingency and fees.

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019
12

RI II 400 MW Renewables RFP with selection expected by end of July Vineyard Wind submitted 200 MW & 300 MW proposals MA II RFP for up to 800 MW issued May 17, 2019; must include a 400 MW proposal. Bids from 200 MW – 800 MW allowed. Public bids August 16, 2019; Selection November 8, 2019 CT III Draft solicitation released July 1; RFP release date is expected August 15 Submission of at least one 400 MW proposal required; multiple bids permitted Expected bid due date September 30 and selection November Additional Offshore Wind Opportunities Additional Lease Areas for Future RFPs Vineyard Wind, MA 50% (Joint with CIP) up to 1.5 GW(1) Kitty Hawk, NC 100% Avangrid Renewables up to 2.5 GW Vineyard Wind, MA 50% (Joint with CIP) up to 1 GW(2) 1 2 3 1 2 3 Pending/Upcoming RFPs Includes 50% ownership; 100% is 3.0 GW (2) Includes 50% ownership; 100% is 2.0 GW.

Mid Period Assessment (Forward 2020+)

Identified & launched initiatives to mitigate costs & deliver sustainable growth in Corporate, Renewables and Networks business segments

Transformation Levers



Service Delivery
Process Optimization & Automation
Governance
Real Estate
Organizational Design
Spend Mgmt.
Forward 2020+ Performance Improvement

2019 Initiatives & Targets



Tax Outsourcing & Renewables Availability
5%
Performance Reviews / Spans & Layers
6%
Capitalized Labor / OT
15%
34%
40%
~$70-$85M pre-tax
Spend Management & Sourcing Events

Other, incl.:

- Insurance
- Sourcing
- Global software solutions
- Property tax
- Audit fees
- IT services
- Process optimization

2020+

Targeting ~$100M pre-tax sustainable savings

Outsourcing/Insourcing optimization
Supplier/Contract management
Robotic processes & machine learning
Consolidation of certain operations & organizational structures
Renewables operations optimization
Supplier frameworks, strategic sourcing

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019
14

AVANGRID Strategy Fulfilling our strategy to deliver sustainable growth by investing in a Smarter & Cleaner Energy Future Focusing on Clean Energy Building the Grid of the Future Smarter Customer Solutions

2Q 2019 Financial Results Doug Stuver

’19 vs. ’18 comparisons primarily reflect lower wind production, prices & PTC roll-off $1.13 $1.06 ($0.04) ($0.14) $0.04 1H EPS Quarterly Adjusted EPS(1) $0.41 ($0.04) ($0.01) ($0.03) $0.33 $0.35 $0.36 ($0.04) ($0.02) $0.06 Quarterly EPS Results by Business - EPS See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. $1.20 $1.03 ($0.04) ($0.15) $0.02 1H Adjusted EPS(1) $0.06 $0.01 $0.41

NETWORKS 2Q ’19 Vs. 2Q ’18 Net income $66M ($13M) EPS $0.21 ($0.04) Adjusted Net Income(1) $66M ($13M) Adjusted EPS(1) $0.21 ($0.04) Adjusted EPS Drivers: Rate increases +$0.03 Depreciation -$0.04 Non-deferrable minor storms & staging costs -$0.02 Other -$0.01 Results by Business - Networks See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. NETWORKS 1H ’19 Vs. 1H ’18 Net income $266M ($13M) EPS $0.86 ($0.04) Adjusted Net Income(1) $267M ($13M) Adjusted EPS(1) $0.86 ($0.04) Adjusted EPS Drivers: Rate increases +$0.06 Depreciation -$0.06 Non-deferrable minor storms & staging costs -$0.03 Unfavorable tax adjustments -$0.01 Networks rate cases address: Depreciation due to additional assets in service as part of capital expenditures that are on target with our expectations Non-deferrable minor storms & staging costs

Results by Business - Renewables

RENEWABLES	2Q '19	Vs. 2Q '18
Net income	$75M	$4M
EPS	$0.24	$0.01
Adjusted Net Income[1]	$64M	($4M)
Adjusted EPS[1]	$0.21	($0.01)
Adjusted EPS Drivers:		
Wind production		$0.00
Wind pricing		-$0.05
Klamath optimization & trading		-$0.01
PTCs		-$0.03
Other[2]		+$0.08

RENEWABLES	1H '19	Vs. 1H '18
Net income	$78M	($43M)
EPS	$0.25	($0.14)
Adjusted Net Income[1]	$69M	($46M)
Adjusted EPS[1]	$0.22	($0.15)
Adjusted EPS Drivers:		
Wind production		-$0.07
Wind pricing		-$0.07
Klamath optimization & trading		+$0.04
PTCs		-$0.07
Other		+$0.02

- Wind production contributions to earnings were flat quarter-over-quarter, due to higher volumes in merchant assets and lower volumes in PPA assets; year-over-year negative variances reflect negative impacts of wind and extreme weather in 1Q
- Unfavorable pricing of ~11% primarily due to a decline in merchant pricing, status change of certain PPAs to merchant due to counterparty bankruptcy, & positive impacts in '18 (e.g. FES collateral revenue) that did not occur in '19
- Favorable thermal & trading revenue & 2Q one-time items[2]

(1) See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS.
(2) Asset retirement obligation adjustment, gain related to 2018 sale of transmission rights, minority interest.
Amounts may not add due to rounding.

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019 19

Results by Business - Corporate CORPORATE 2Q ’19 Vs. 2Q ’18 Net income ($30M) ($5M) EPS ($0.10) ($0.02) Adjusted Net Income(1) ($29M) ($11M) Adjusted EPS(1) ($0.09) ($0.03) Adjusted EPS Drivers: Taxes -$0.01 Higher interest expenses -$0.02 See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. CORPORATE 1H ’19 Vs. 1H ’18 Net income ($17M) $13M EPS ($0.06) $0.04 Adjusted Net Income(1) ($16M) $7M Adjusted EPS(1) ($0.05) $0.02 Adjusted EPS Drivers: Taxes +$0.05 Higher interest expense -$0.02 Other -$0.01 Decrease of income tax expense primarily due to favorable discrete item in ’19 & consolidating tax rate adjustments Higher interest expense due to issuance of $750 million ‘Green Bond’ in May 2019

Low wind resource is predominantly in the mid continent and western regions pp: percentage point Wind Production GWh by Region Wind Production GWh by Region MidCont South & Texas 26% 22% 22% 30% 1H ’19 West Northeast - 5% -11% -9% 0% +4% Wind Production Wind Production by Area (GWh) 1H ’19 vs. 1H ’18 West 2,182 -9% MidCont 1,855 -11% Northeast 1,851 +4% South/Texas 2,536 0% TOTAL 8,425 -5% Wind Capacity Factor(1) AGR Quarterly Wind NCF Average annual capacity factor based on wind production & capacity. -7% 1H ’18 1H ’19 Expected Wind Production 3Q ’19 ~3,826 GWh & 4Q ’19 ~4,950 GWh

Merchant Avg. Price(1) ($/MWh) 1H ‘18 1H ‘19 RECs Energy AVANGRID Renewables Average Price Includes JVs. 1H ‘18 1H ‘19 (2) Includes PPA, merchant & RECS. PPA Avg. Price ($/MWh) -4% 1H ‘18 1H ‘19 -8.1% Avg. Price(2) ($/MWh) Hedges -19%

Hedging Expected Generation Amounts may not add due to rounding. Chart reflects existing capacity & projects currently in construction; PPA percent will increase further with additional projects with contracts already executed in ’20 through ’22; PTCs are not considered hedges Strategy is to re-contract expiring PPAs & Merchant, but no re-contracting assumptions are assumed beyond what is in the Long Term Outlook as of February 26, 2019 Exploring use of new wind insurance-like hedging products 73% 74% 20% 5% 70% 26% 67% 3% 80% PPA + Hedges 78% PPA + Hedges 74% PPA + Hedges 70% Hedged 6% 22% 4% 30% Wind & Solar Targeting 75-85% PPAs plus Hedges

2019 EPS(1) & Adjusted EPS(2) Outlook Includes the MtM portion asset or liability that will be realized in 2019 and an estimate of accelerated depreciation for repowering. See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. $1.75 – $1.85 ($1.75 - $1.88) $1.75 – $1.85 ($1.75 - $1.88) $0.41 – $0.47 ($0.41 - $0.49) $0.48 – $0.54 ($0.48 - $0.56) ($0.05) – $0.00 (($0.05) – $0.01) ($0.05) – $0.00 (($0.05) – $0.01) Consolidated $2.18 – $2.28 ($2.18 - $2.33) $2.25 – $2.35 ($2.25 - $2.40) EPS(1) (previous) Adjusted EPS(2) (previous) Networks Renewables Corporate Annual guidance for ’19 is Revised

Credit Ratings & Dividend Policy Our credit ratings positioning us well for investments in our clean energy & resiliency projects Credit Ratings BBB+ Baa1 BBB+ Fitch Moody’s S&P Target 65-75% Increases in line with EPS growth & Payout Dividend Policy DPS Pay-out é $0.44/share (quarterly) S&P upgraded CMP to ‘A’ Our dividend policy remains unchanged; we declared a quarterly dividend on July 16, payable on October 1

Leader in Sustainability AVANGRID supports the Sustainable Development Goals spearheaded by the United Nations Focused on… With a Pledge to be Carbon Neutral… And a Green Financing Strategy CO2 emissions intensity is 8 times lower than U.S. Utility average in ’18 Ambitious targets to reduce CO2 emissions intensity: Carbon neutral by ’35 Issued 2nd Green Bond in May ’19 for $750M $1,350M in Green Bonds outstanding $2.5B Sustainability-Linked credit facility New

Appendix

Reconciliation AVANGRID Adjusted Net Income ’19

Reconciliation AVANGRID Adjusted Net Income ’18

Reconciliation AVANGRID Adjusted EPS ’19 & ’18

Reconciliation AVANGRID 2019 Guidance

Networks Regulatory Update

Utility[1] (% Rate Base)	UPDATE
NYSEG (27%) **RGE (19%)**	• **'17 storm settlement approved & NY Commission issued show cause for '18 for numerous companies, including NYSEG & RGE. Judiciary enforcement proceeding for NYSEG.** ○ '17 settlement included a $4M commitment toward storm hardening & resiliency & enhanced customer communication initiatives & assistance; largely completed in '18 ○ Ongoing enhancements in staffing, communications & resiliency in Implementation Plans filed 5/20/19 ○ Staff '18 Investigation Report identified 77 recommendations applicable to NYSEG / RGE - including the need for full cycle vegetation management at NYSEG & storm hardening/resiliency investments
CMP-D (9%)	• **CMP rate case in process with decision expected 4Q '19** ○ Company proposed a distribution rate increase of $46.5M / (10.65% on delivery rates) before rate mitigation. Rate Mitigation would limit delivery increase to 2.2%. ○ Rate mitigation would be accomplished by the amortization of excess deferred income tax liabilities ○ Proposed a Resiliency Program, including vegetation management, and adjustments for storm costs treatment ○ Decision expected in October 2019 ○ Staff has recommended "Management Efficiency" adjustment of 100 basis points to approved ROE until 12 months after meeting all customer service metrics

(1) As of 12/31/2018; Remaining utilities: CMP-T (16%), UI-T (6%), UI-D (11%), SCG (6%), CNG (5%), BGC (1%), MNG (<1%)

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019
32

Utility (% Rate Base) UPDATE CMP-T (16%) UI-T (6%) October 16, 2018 FERC order - New England Transmission Owner ROE Complaints I-IV & methodology The new ROE approach is applied preliminarily to Complaint I, establishing a range of just & reasonable ROEs of 9.60% to 10.99% & setting a just & reasonable base ROE of 10.41% (vs. prior ROE of 10.57%) with a new ROE cap (including incentives) of 13.08% Benefit of higher ROE cap marginally outweighs lower base ROE for AGR ~64% of CMP-T & UI-T is currently capped at 11.74% Separately, FERC issued a Notice of Inquiry in March ’19 to examine: Transmission rate incentives & how the NETO ROE methodology could apply to other transmission facilities, natural gas & oil pipelines Networks Regulatory Update

NECEC Approvals & Permitting On Track NECEC Filing Status Expected Completion MA DPU Approval of Contracts Filed July ’18 Approved June ’19 FERC Approval Filed August ’18 October ’18 (Completed Early) ME PUC Certificate of Public Convenience & Necessity (CPCN) Filed September ’17 April ’19 Maine DEP & LUPC Approvals Filed September ’17 Late ’19 Presidential Permit Filed July ’17 Early ’20 ISO-NE System Impact Study Filed April ’17 Study Started On Time in August ’18 Expect Completion End ’19 Army Corps of Engineers Environmental Assessment Filed September ’17 Late ’19 / Early ’20 Local/Municipal Construction Approvals Est. beginning in ’19 Timing as needed through construction period New New

AVANGRID Offshore Wind

AVANGRID is Well-Positioned for Leadership in U.S. Offshore Market

- First-mover advantage in offshore wind
- Utility footprint in Northeast
- Significant, proven U.S. onshore renewables experience

AVANGRID Offshore Wind Projects Benefit from Significant, Proven Global Offshore Experience

Iberdrola & ScottishPower

- West of Duddon Sands & Wikinger **ON TIME** & **ON BUDGET**
- East Anglia 1 progressing according to plan
- Additional ~4 GW pipeline of projects under development in Europe


DS-Z01

- Deep technical knowledge & engineering experience
- Well developed supply chain, relationships & purchasing power
- Experience managing offshore O&M

AVANGRID / www.avangrid.com
Results Presentation / Second Quarter / 2019 35

Vineyard Wind Approvals & Permitting On Track KEY Vineyard Wind Approvals Filing Status Expected Completion Federal: Site Assessment Plan (SAP) Filed March ’17 Approved May ’18 Construction & Operation Plan (COP) Filed Dec ’17 COP Completeness & Sufficiency Review completed Mar ’18 Assessment of Environmental Impacts Draft Environmental Impact Statement published by BOEM & consultation finalized Jan ’19 Final Environmental Impact Statement TBD Federal permitting agencies: Army Corps of Engineers – water related National Marine Fisheries Service – marine mammals EPA – air emissions TBD Final Decision Making Process No additional filing required Record of Decision TBD State: MA DPUC Approval of Contracts with EDCs Filed July ’18 Approved April ’19 MA Environmental Policy Act (MEPA) Review Final Environmental Impact Report (FEIR) submitted Dec ’18 Final Certificate issued Jan ’19 Regional & Local permits In progress following certification of FEIR Cape Cod & Martha’s Vineyard Commissions Other TBD MA Energy Facilities Siting Board (EFSB) Filings in Dec ’17 & Feb ’18 Decision received May ’19 New New

Renewables Projects

Project	~Total Project MW	Type	Contract Counterparty	COD[4]
COD in 2019 (226 MW)				
Patriot Wind (TX)	226	Wind	Project w/ Hedge (Developed by NRG) New	June '19
In Construction (~763 MW)				
Montague (OR)	201	Wind	Large C&I	Oct '19
Karankawa #1 (TX)	207	Wind	Austin Energy	Dec '19
Karankawa #2 (TX)	100	Wind	Large C&I	Dec '19
Coyote Ridge (SD)[1]	97	Wind	Google, Inc.	Nov '19
Otter Creek (IL)	158	Wind	Large C&I	Dec '19
Additional Executed Contracts (~1,234 MW)				
Tatanka Ridge (SD)	97	Wind	Google, Inc.	Late '20
La Joya (NM)	166	Wind	Public Service of New Mexico	Late '20
La Joya II (NM) [3]	140	Wind	Public Service of New Mexico New	Late '20
Vineyard Wind #1 (MA)[2]	400	Offshore	Massachusetts EDCs	'21 & '22
Lund Hill Solar (WA)	150	Solar	Puget Sound Energy	Late '20
Bakeoven Solar (OR)	60	Solar	Portland General Electric	Late '21
Roaring Brook (NY)	78	Wind	NYSERDA – RECs	Late '20
Mohawk (NY)	91	Solar	NYSERDA - RECs	Late '21
Tatanka Ridge Expansion (SD)[3]	52	Wind	Dairyland Power Cooperative	Late '20
Repowering (~284 MW)				
Colorado Green (CO)	162	Repower	Xcel Energy	1H '20
Mountain View III (CA)	22	Repower	Community Choice Aggregator	1H '20
Repowering Project (Mid-West)	100	Repower	Midwest utility	Late '20

(1) 80% of 97 MW project sold to third party (~77MW), ~20 MW Renewables installed capacity.
(2) AVANGRID's 50/50 partnership with Copenhagen Infrastructure Partners (CIP).
(3) Not included in February 26, 2019 Long Term Outlook.
(4) Energization of project typically begins ~ 3 months prior to COD.

AVANGRID / www.avangrid.com

Results Presentation / Second Quarter / 2019 37

pp: percentage point Weather Impacts External Causes 1H-over-1H (GWh) …MidCont & New England regions were primarily affected +60% 3 5 External Causes by Region (GWh)

Renewables Quarterly Production Data pp: percentage point Average annual capacity factor based on wind production & capacity. 80% interest in project sold to 3rd party. Amounts may not add due to rounding. Capacity Factor(1) by Area 1H ’19 vs. 1H ’18 West 27.3% -2.8pp MidCont 30.2% -3.9pp Northeast 32.9% +1.1pp South/Texas 33.2% -3.6pp Wind Production by Area (GWh) 1H ’19 vs. 1H ’18 West 2,182 -9% MidCont 1,855 -11% Northeast 1,851 +4% South/Texas 2,536 +0% TOTAL 8,425 -5% Wind & Solar Installed Capacity (MW) Montague 65 MW Karankawa 41 MW Coyote 97 MW(2) Otter Creek 158 MW +703 Expected Production (GWh) 3Q ’19 4Q ’19 PPA 2,745 3,503 Merchant 1,081 1,447 Total Wind 3,826 4,950 Solar 95 43 TOTAL 3,921 4,993

Renewables Quarterly Pricing Data pp: percentage point Includes PPAs, merchant and RECs. Amounts may not add due to rounding. Avg. Price(1) Var % vs. 1H ’18 West -6.7% -$4.44/MWh MidCont -2.0% -$0.71/MWh Northeast -18.1% -$9.55/MWh South/ Texas -4.4% -$1.91/MWh PPA Price Var % vs. 1H ’18 West -2.1% -$1.42/MWh MidCont -0.6% -$0.22/MWh Northeast +0.6% +$0.33/MWh South/ Texas -6.6% -$3.41/MWh Merchant & Hedge Price Var % vs. 1H ’18 West -41.1% -$15.56/MWh MidCont -1.1% -$0.21/MWh Northeast -8.4% -$2.34/MWh South/ Texas -6.4% -$1.80/MWh RECs Var % vs. 1H ’18 West +1.2% +$0.22/MWh MidCont -34.9% -$4.78/MWh Northeast -66.8% -$11.44/MWh South/ Texas -31.7% -$0.61/MWh

Subject to authorization by the AVANGRID Board of Directors. Investment Highlights Leading sustainable energy company in the U.S. with carbon neutral target by ’35 Attractive investment opportunities in Networks & Renewables businesses Strong balance sheet & investment grade credit ratings Commitment to increase the dividend in line with target payout ratio(1) A Leader in U.S. Offshore Wind